UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 2, 2024

ALPINE IMMUNE SCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37449	20-8969493
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
188 East Blaine Street, Suite 200
Seattle, Washington 98102
(Address of Principal Executive Offices, including zip code)
(206) 788-4545
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ALPN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.02. Unregistered Sales of Equity Securities.

Item 8.01. Other Events.
During the period from November 30, 2023 to February 2, 2024, Alpine Immune Sciences, Inc. (the “Company”) issued an aggregate of 5,656,567 shares of its common stock, $0.001 par value per share (the "Common Stock"), pursuant to the exercise of outstanding warrants to purchase shares of Common Stock, as described in more detail below. The warrants were issued by the Company in multiple transactions previously reported on Current Reports on Form 8-K filed with the Securities and Exchange Commission on January 16, 2019, July 24, 2020, September 15, 2021 and November 8, 2023. Following these issuances, the total number of shares of the Company’s Common Stock outstanding as of February 5, 2024 is 65,536,031.
On November 30, 2023, the Company issued 14,735 shares of its Common Stock, or the First Warrant Net Exercise Shares, to warrant holders upon their exercise of outstanding warrants to purchase an aggregate of 148,257 shares of the Company’s Common Stock, pursuant to a net exercise mechanism under the warrants. Each warrant had an exercise price of $12.74 per share. The issuances of the First Warrant Net Exercise Shares were exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 3(a)(9) thereof as an exchange with an existing security holder where no commission or other remuneration is paid or given for soliciting such exchange.
On December 1, 2023, the Company issued 25,005 shares of its Common Stock, or the Second Warrant Net Exercise Shares, to warrant holders upon their exercise of outstanding warrants to purchase an aggregate of 222,387 shares of the Company’s Common Stock, pursuant to a net exercise mechanism under the warrants. Each warrant had an exercise price of $12.74 per share. The issuances of the Second Warrant Net Exercise Shares were exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 3(a)(9) thereof as an exchange with an existing security holder where no commission or other remuneration is paid or given for soliciting such exchange.
On December 6, 2023, the Company issued 334,676 shares of its Common Stock, or the Third Warrant Net Exercise Shares, to warrant holders upon their exercise of outstanding warrants to purchase an aggregate of 334,697 shares of the Company’s Common Stock, pursuant to a net exercise mechanism under the warrants. Each warrant had an exercise price of $0.001 per share. The issuances of the Third Warrant Net Exercise Shares were exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 3(a)(9) thereof as an exchange with an existing security holder where no commission or other remuneration is paid or given for soliciting such exchange.
On December 11, 2023, the Company issued 145,251 shares of its Common Stock, or the First Warrant Cash Exercise Shares, to warrant holders upon their exercise of outstanding warrants to purchase an aggregate of 145,251 shares of the Company’s Common Stock for an aggregate total of $1,850,497.74 paid in cash. Each warrant had an exercise price of $12.74 per share. The issuances of the First Warrant Cash Exercise Shares were exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof as a transaction by an issuer not involving a public offering.
On December 20, 2023, the Company issued 50,759 shares of its Common Stock, or the Fourth Warrant Net Exercise Shares, to warrant holders upon their exercise of outstanding warrants to purchase an aggregate of 177,909 shares of the Company’s Common Stock, pursuant to a net exercise mechanism under the warrants. Each warrant had an exercise price of $12.74 per share. The issuances of the Fourth Warrant Net Exercise Shares were exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 3(a)(9) thereof as an exchange with an existing security holder where no commission or other remuneration is paid or given for soliciting such exchange.
On December 21, 2023, the Company issued 4,930 shares of its Common Stock, or the Fifth Warrant Net Exercise Shares, to warrant holders upon their exercise of outstanding warrants to purchase an aggregate of 14,823 shares of the Company’s Common Stock par value per share, pursuant to a net exercise mechanism under the warrants. Each warrant had an exercise price of $12.74 per share. The issuances of the Fifth Warrant Net Exercise Shares were exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 3(a)(9) thereof as an exchange with an existing security holder where no commission or other remuneration is paid or given for soliciting such exchange.
On December 27, 2023, the Company issued 135,602 shares of its Common Stock, or the Sixth Warrant Net Exercise Shares, to warrant holders upon their exercise of outstanding warrants to purchase an aggregate of 385,470 shares of the Company’s Common Stock, pursuant to a net exercise mechanism under the warrants. Each warrant had an exercise price of $12.74 per share. The issuances of the Sixth Warrant Net Exercise Shares were exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 3(a)(9) thereof as an exchange with an existing security holder where no commission or other remuneration is paid or given for soliciting such exchange.
On December 28, 2023, the Company issued 25,271 shares of its Common Stock, or the Seventh Warrant Net Exercise Shares, to warrant holders upon their exercise of outstanding warrants to purchase an aggregate of 74,130 shares of the

Company’s Common Stock, pursuant to a net exercise mechanism under the warrants. Each warrant had an exercise price of $12.74 per share. The issuances of the Seventh Warrant Net Exercise Shares were exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 3(a)(9) thereof as an exchange with an existing security holder where no commission or other remuneration is paid or given for soliciting such exchange.
On December 29, 2023, the Company issued 26,177 shares of its Common Stock, or the Eighth Warrant Net Exercise Shares, to warrant holders upon their exercise of outstanding warrants to purchase an aggregate of 74,441 shares of the Company’s Common Stock, pursuant to a net exercise mechanism under the warrants. Each warrant had an exercise price of $12.74 per share. The issuances of the Eighth Warrant Net Exercise Shares were exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 3(a)(9) thereof as an exchange with an existing security holder where no commission or other remuneration is paid or given for soliciting such exchange.
January 9, 2024, the Company issued 74,885 shares of its Common Stock, or the Ninth Warrant Net Exercise Shares, to warrant holders upon their exercise of outstanding warrants to purchase an aggregate of 222,390 shares of the Company’s Common Stock, pursuant to a net exercise mechanism under the warrants. Each warrant had an exercise price of $12.74 per share. The issuances of the Ninth Warrant Net Exercise Shares were exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 3(a)(9) thereof as an exchange with an existing security holder where no commission or other remuneration is paid or given for soliciting such exchange.
On January 11, 2024, the Company issued 145,251 shares of its Common Stock, or the Second Warrant Cash Exercise Shares, to warrant holders upon their exercise of outstanding warrants to purchase an aggregate of 145,251 shares of the Company’s Common Stock for an aggregate total of $1,850,497.74 paid in cash. Each warrant had an exercise price of $12.74 per share. The issuances of the Second Warrant Cash Exercise Shares were exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof as a transaction by an issuer not involving a public offering.
On January 12, 2024 the Company issued 70,792 shares of its Common Stock, or the Tenth Warrant Net Exercise Shares, to warrant holders upon their exercise of outstanding warrants to purchase an aggregate of 217,875 shares of the Company’s Common Stock, pursuant to a net exercise mechanism under the warrants. Each warrant had an exercise price of $12.74 per share. The issuances of the Tenth Warrant Net Exercise Shares were exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 3(a)(9) thereof as an exchange with an existing security holder where no commission or other remuneration is paid or given for soliciting such exchange.
On January 19, 2024, the Company issued 1,234,636 shares of its Common Stock, or the Third Warrant Cash Exercise Shares, to warrant holders upon their exercise of outstanding warrants to purchase an aggregate of 1,234,636 shares of the Company’s Common Stock for an aggregate total of $15,729,262.64 paid in cash. Each warrant had an exercise price of $12.74 per share. The issuances of the Third Warrant Cash Exercise Shares were exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof as a transaction by an issuer not involving a public offering.
On January 26, 2024 the Company issued 158,054 shares of its Common Stock, or the Eleventh Warrant Net Exercise Shares, to warrant holders upon their exercise of outstanding warrants to purchase an aggregate of 459,600 shares of the Company’s Common Stock, pursuant to a net exercise mechanism under the warrants. Each warrant had an exercise price of $12.74 per share. The issuances of the Eleventh Warrant Net Exercise Shares were exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 3(a)(9) thereof as an exchange with an existing security holder where no commission or other remuneration is paid or given for soliciting such exchange.
On January 30, 2024 the Company issued 10,664 shares of its Common Stock, or the Twelfth Warrant Net Exercise Shares, to warrant holders upon their exercise of outstanding warrants to purchase an aggregate of 29,652 shares of the Company’s Common Stock, pursuant to a net exercise mechanism under the warrants. Each warrant had an exercise price of $12.74 per share. The issuances of the Twelfth Warrant Net Exercise Shares were exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 3(a)(9) thereof as an exchange with an existing security holder where no commission or other remuneration is paid or given for soliciting such exchange.
On February 2, 2024, the Company issued 3,199,879 shares of its Common Stock, or the Thirteenth Warrant Net Exercise Shares, to warrant holders upon their exercise of outstanding warrants to purchase an aggregate of 3,200,000 shares of the Company’s Common Stock, pursuant to a net exercise mechanism under the warrants. Each warrant had an exercise price of $0.001 per share. The issuances of the Thirteenth Warrant Net Exercise Shares were exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 3(a)(9) thereof as an exchange with an existing security holder where no commission or other remuneration is paid or given for soliciting such exchange.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 7, 2024	ALPINE IMMUNE SCIENCES, INC.

	By:	/s/ Paul Rickey
	Name:	Paul Rickey
	Title:	Senior Vice President and Chief Financial Officer